UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	March 16, 2021

Synchrony Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-206176, 333-206176-01, 333-229815, 333-229815-01, 333-181466, 333-181466-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

0001226006 (RFS Holding, L.L.C.) and 0001290098 (Synchrony Credit Card Master Note Trust)
(Central Index Key for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into Material Definitive Agreements.

On March 16, 2021, RFS Holding, L.L.C. (the “Depositor”) entered into (i) the Fifteenth Amendment to Receivables Sale Agreement, dated as of March 16, 2021, a copy of which is filed with this Form 8-K as Exhibit 4.1, between Synchrony Bank and the Depositor, in order to amend the definition of Private Label Program set forth in the Receivables Sale Agreement, dated June 27, 2003 and (ii) the Fourteenth Amendment to Transfer Agreement, dated as of March 16, 2021, a copy of which is filed with this Form 8-K as Exhibit 4.2, between Synchrony Credit Card Master Note Trust (the “Note Trust”) and the Depositor, in order to amend the definition of Private Label Program set forth in the Transfer Agreement, dated September 25, 2003. On March 16, 2021, the Note Trust entered into the Twelfth Amendment to Master Indenture, dated as of March 16, 2021, a copy of which is filed with this Form 8-K as Exhibit 4.3, between the Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), in order to amend the definition of Private Label Program set forth in the Master Indenture, dated September 25, 2003.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description
4.1	Fifteenth Amendment to Receivables Sale Agreement, dated as of March 16, 2021, between Synchrony Bank and the Depositor
4.2	Fourteenth Amendment to Transfer Agreement, dated as of March 16, 2021, between the Note Trust and the Depositor
4.3	Twelfth Amendment to Master Indenture, dated as of March 16, 2021, between the Note Trust and the Indenture Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 17, 2021	RFS Holding, L.L.C., as depositor

	By:	/s/ Christopher J. Coffey
	Name:	Christopher Coffey
	Title:	Vice President